UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

1

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN EMERGING MARKETS FUND

ANNUAL REPORT

12.31.20

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

Table of Contents
Shareholders’ Letters	1

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND & CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending December 31, 2020

						Since Fund’s Inception†
	6 months	1-year	3-year *	5-year *	10-year *	Cumulative**	Annualized
CIPSX	33.96%	24.13%	14.53%	16.29%	13.10%	468.46%	11.41%
Russell 2000	37.85%	19.96%	10.25%	13.26%	11.20%	287.45%	8.77%
CIPMX	26.86%	29.00%	19.03%	18.94%	15.05%	378.60%	13.34%
Russell Midcap	28.86%	17.10%	11.61%	13.40%	12.41%	259.76%	10.75%

†	Champlain Small Company Fund inception date: 11/30/04
Champlain Mid Cap Fund inception date: 06/30/08
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

During the past six months, both funds performed well on an absolute basis though they lagged somewhat on a relative basis as investors, anticipating vaccines would quickly bring the economy back to normal, rushed back into stocks with a distinct bias for companies most impacted by the COVID-19 pandemic. A number of our favorite high quality factors such as high Gross Profitability, low ROE volatility, low share price volatility, and low exposure to shorted shares underperformed in both Funds’ benchmarks in the second half of this period. The Small Company Fund had noteworthy relative deficits in the financial, consumer, and technology sectors. This fund’s health care holdings, which surprisingly underperformed earlier during the March sell-off, extended their strong absolute and relative returns from the March lows. The Mid Cap Fund’s consumer holdings lagged noticeably this period given our emphasis on companies that enjoy consistent demand in nearly all environments, while the financial, industrial, and materials sectors produced smaller relative deficits. This fund’s health care holdings, which surprisingly underperformed earlier in the March sell-off, also extended their strong absolute and meaningful relative returns from the March lows.

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND & CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

As of December 31, 2020, the 3-year relative return for each fund remains within the cloud of historical data points that start on January 31, 2008 for the Small Company Fund and January 31, 2011 for the Mid Cap Fund.

CIPSX Rolling 3-Year Relative Returns compared to Russell 2000:

Semi-Annual 3Yr Snapshots Ending 12.31.07 - 12.31.20

Note: CIPSX Returns are official returns net of fees as calculated by SEI and Benchmark returns are sourced from Factset. Alpha and Beta are the intercept and slope of a linear regression of monthly CIPSX returns relative to Russell 2000 returns since 11/30/2004.

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND & CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

CIPMX Rolling 3-Year Relative Returns compared to Russell Midcap:

Semi-annual 3Yr snapshots ending 06.30.11 - 12.31.20

Note: CIPMX Returns are official returns net of fees as calculated by SEI and Benchmark returns are sourced from Factset. Alpha and Beta are the intercept and slope of a linear regression of monthly CIPMX returns relative to Russell Midcap returns since 6/30/2008.

Key portfolio metrics still affirm that both funds’ holdings remain consistent with our process which is focused on reliable, growing (relevant), and relatively higher-return businesses. We expect both funds to continue to increase gross profits faster than the average small and mid cap company and do so in a more capital-efficient manner over a 3-year period. However, we recognize that other attributes might matter more in the months or quarters ahead given the uncertainties surrounding any new policies that come out of Washington. Based on the trailing twelve-month free cash flow yield, the Small Company Fund remains slightly more expensive than the Russell 2000 benchmark and the Mid Cap Fund is slightly less expensive than its Russell Midcap benchmark. Though the absolute return potential for these funds has diminished given the strong overall returns for small and mid cap stocks this period, the relative valuations for both funds have likely improved.

Technology

Over the past six months, the Small Company Fund’s technology holdings lagged the Russell 2000 Information Technology sector, primarily due to stock selection in software. Specifically, New Relic and Yext had the most significant negative impact on relative

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND & CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

performance. New Relic is in the midst of a product and pricing realignment that has kept the stock in somewhat of a holding pattern recently. Nonetheless, the company’s simplified product lineup, platform repositioning within the observability arena, streamlined go to market strategy, and additions to its executive suite have it poised to reclaim a leadership position. While Yext continues to deliver strong results, management’s guidance and commentary have been cautious regarding a challenging macro environment and the effects of COVID-19 on their end markets, specifically with small businesses and international markets. The company’s Answers product, which has a long runway for growth, continues to gain traction as the company hones its sales practices for this valuable customer-oriented solution.

We initiated a position in Pluralsight, whose cloud-based technology learning platform provides a broad range of tools, including skill assessment/certification, course library, learning paths, and business analytics designed for software developers, IT administrators, and creative professionals. However, before we could establish a significant position, the company announced that it had agreed to be acquired. Subsequently, another shareholder announced their intention to vote against the acquisition, arguing the proposed transaction undervalued the company. We sold a portion of the position as the stock traded above the announced deal price.

Despite the effects of the global pandemic early in the year, the technology sector witnessed robust spending patterns throughout the second half of 2020 as organizations continue to migrate IT systems and applications to cloud-native solutions, which not only meet the challenges of work from home and modern workloads, but also provide easily scalable systems of record, engagement, and other activities. Cybersecurity vendors recently caught an unexpected but strong bid from a pair of high-profile security breaches that dominated the headlines. One such breach, dubbed “Sunburst,” looks significant, but the full scope of impact is yet to be determined. While we remain confident in the future of cybersecurity spending, we exited our position in Qualys, a leading IT security vendor, as we believe the company faces growing competition, near-term headwinds in new product adoption, and greater execution risk associated with a sales force realignment. This fund and the Mid Cap Fund continue to have meaningful exposure to other software providers that seem well positioned to help enterprises deal effectively with the ever-evolving nature of cyber threats.

Over the past six months, the Mid Cap Fund’s technology holdings performed only slightly behind the Russell Midcap information technology sector as semiconductors outperformed software for the period. Nonetheless, our perennial overweight of software at the expense

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND & CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

of semiconductor exposure has historically been favorable, and we anticipate this trend to persist in the years ahead.

We initiated a position in Asana, a cloud-based software platform for work management that helps teams orchestrate work, from daily tasks to cross-functional strategic initiatives. The company also provides project management and workflow management solutions. Asana’s software integrates with Microsoft Teams, Outlook, Salesforce, Slack, Gmail, and others to improve an organization’s productivity and increase job satisfaction by helping people hit their deadlines and accomplish goals.

We also initiated a position in Zendesk, which provides software solutions that help companies deliver a better customer service experience. The company’s platform enables enterprises to easily capture their customers’ voices, find the best answers for their customers, communicate through the appropriate channel, and share knowledge throughout the organization. Zendesk provides a powerful tool that we expect to become table stakes for companies that compete on customer service.

Due to market capitalization considerations, we reduced the ServiceNow position and reallocated the capital to other holdings with attractive discounts, including Smartsheet, Proofpoint, and Q2 Holdings.

Industrials and Materials

The Small Company Fund’s industrial holdings outperformed, driven by stock selection, while the material holdings underperformed, largely due to the investment-process based exclusion of metals & mining and the commodity-based chemical providers. After a challenging year for Welbilt, we decided to exit our position. Welbilt’s elevated leverage and dependence on restaurant capital spending considerably eroded our confidence relative to our other holdings. We initiated a new position in RBC Bearings, a former holding of the Small Company Fund. RBC makes highly engineered bearings, valves, and fasteners for critical applications in aerospace, defense, and general industrial. The company holds a number one or two position in each market served, aftermarket represents more than one-third of sales, net cash on the balance sheet is ~4% of the market cap, and management has a relentless focus on driving margin expansion through 80/20 principles – in each case, a business model characteristic to which we are attracted. We also added to several high conviction holdings trading at reasonable discounts to our estimate of Fair Value such as Evoqua Water Technologies and TriMas, two businesses that enter 2021 supported by unique secular growth drivers.

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND & CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The Mid Cap Fund’s industrials and materials holdings modestly lagged the strong absolute returns of the benchmark. Our investment process-based exclusion of commodity chemical providers, metals & mining companies, and the perennial preference for less cyclical businesses negatively impacted our relative performance. We initiated two new positions in the prior six months. Generac Holdings, also held in the Small Company Fund, is a power solutions company with a dominant position in home standby generators (HSB). The company has recently entered the clean energy market with a battery storage solution as well as the distributed energy resource management market through the acquisition of Enbala. We see Generac’s manufacturing capabilities, supply chain, installed base, and brand name as key competitive advantages protecting its leadership in the legacy HSB market. We also expect the company to be successful with integrating new products (e.g. battery storage systems) into its distribution network while they also continue to expand their network. Terminix Global Holdings, formerly known as ServiceMaster, sold its ServiceMaster Brands for $1.5 billion and changed its name to Terminix to become a pure-play pest control company. With new management in place, a sole focus on the pest industry, and a stronger balance sheet, we initiated a position in the fourth quarter. We see secular growth drivers in pest control, such as changing demographics, rising global temperatures, increased regulation, and more recently a renewed focus on health, safety, and sanitation. During the fourth quarter, Fortive spun-off its transportation technologies and franchise distribution businesses into a newly created public company named Vontier. We sold the shares of Vontier received from the spin and reinvested that capital back into Fortive to restore the fund’s weight to the pre-spin level.

Consumer

The Small Company Fund’s process-driven underweight and weak stock selection in the consumer discretionary sector more than offset strong stock selection in consumer staples during the period. Boston Beer, Freshpet, and Simply Good Foods led the staples holdings with outsized gains. Valuation informed our decision to exit the positions in Boston Beer and Helen of Troy above our estimates of Fair Value, as well as materially trim the position in Freshpet. We started a new position in UTZ Brands, a leading manufacturer, marketer, and distributor of branded snacking products in the US. The company has multiple avenues for growth in market share via new distribution channels, geographies, and categories. We anticipate management can seize the opportunities they have identified to improve profitability. We also introduced Wingstop, a high-growth, mostly franchised restaurant concept with a valuable, differentiated, and portable brand and above-average digital penetration. Looking ahead to the eventual normalization of consumer behavior, we took advantage of attractive discounts to add to J & J Snack Foods, Shake Shack, Simply Good

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND & CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Foods, and Hostess Brands, holdings that are positioned to benefit as the economy re-opens.

The Mid Cap Fund’s perennial overweight of the consumer staples sector and weak selection in consumer discretionary drove underperformance in consumer during the period. We started a new position in Lancaster Colony, a well-established food products company with a strong and liquid balance sheet. Lancaster is currently the largest consumer position in Champlain’s Small Company Fund, and we are optimistic about the company’s opportunity ahead as they build manufacturing capacity, roll out Chick Fil-A and other licensed sauce products to the grocery channel, and continue to improve their operations. Strong execution during the pandemic encouraged us to add to Campbell Soup and Church & Dwight, while the opportunities concurrent with re-opening led us to add to Hershey Company and Molson Coors Beverage Company. We exited the position in Brown Forman as shares rose above our estimate of Fair Value and were forced to part with the position in Dunkin’ Brands following its acquisition by private equity company, Inspire Brands. We believe the deal was a reasonable outcome for shareholders considering the attractive premium Inspire paid to our estimate of Fair Value. We initiated a small position in another mostly franchised business, Planet Fitness. Planet Fitness offers an accessible, “judgement free” fitness experience at a value price point. We added to Ulta Beauty and Advance Auto Parts, as we believe these strong retailers are likely to gain more share in the years ahead. While we have no pressing concerns about the fundamentals, we exited the position in John Wiley given the competition for capital from the high quality consumer opportunities in the Mid Cap Fund.

Financials and Real Estate

The Small Company Fund’s financial sector underperformed its counterparts in the Russell 2000 over the last six months, though not enough to erase all the strong relative year-to-date gains going into this period. The primary driver of the deficit for the period was weak stock selection in the banking industry, where our high-quality community banks failed to keep pace with a 30% advance for the average bank in the benchmark. We wonder how the banking industry will fare in the future though if consumers and small businesses have become too dependent on the government for aid and forbearance. We also are curious to see what bank and consumer finance related policies might be coming along given the changes in Washington. Finally, as we wait to see how the credit picture and policy outlook clarify themselves, we do not sense the Federal Reserve has much room to raise interest rates without severely exacerbating the Federal deficit with a compounding interest expense burden and/or curtailing economic growth. Elsewhere, the markets for insurance protection against most risks continue to harden, and we added to Selective Insurance Group, Argo Group International, and Palomar Holdings. While Palomar was a noticeable

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND & CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

detractor for the period given an unprecedented number of hurricane related losses, this holding remains up more than 76% for the year, and we believe the company has taken the right actions to better protect itself against excessive hurricane losses in the future.

The Mid Cap Fund’s financials also underperformed during the period as our higher quality holdings in the banking, capital markets, and insurance industries failed to keep pace with the sharp rebound in those industries for the benchmark. We added to Tradeweb Markets but exited our positions in Commerce Bancshares and Morningstar due to valuation. While we have always appreciated Morningstar’s commitment to clients and great design (we wish more companies made this a priority), our estimate of Fair Value simply could not keep pace with the stock’s almost 55% return for 2020.

Health Care

Health care was a relatively strong sector for the Small Company Fund this period due to stock selection within health care technology and, to a lesser extent, equipment and supplies. Our process exclusion of speculative biotechnology companies, where our research shows returns are concentrated in a very small number of names (typically almost all the benchmark return is driven by the top 10% of performing constituents), was a tailwind this period after being a significant headwind in recent periods. Inspire Medical Systems was the sector’s most significant contributor during the period after the company reported stronger than expected second and third quarter results and management increased revenue guidance for the year. We trimmed our position as the shares approached our estimate of Fair Value. We continue to think Inspire is well positioned to change the course of obstructive sleep apnea therapy for those patients who cannot tolerate CPAP. Cantel Medical was also a meaningful contributor as the company reported much better than expected fiscal 1Q 2021 results. Management’s “Cantel 2.0” operating plan of re-focusing on the company’s complete lineup of infection prevention products and services in endoscopy suites and dental offices is gaining traction. Soon after the end of the year it was announced that Steris would acquire Cantel Medical in a stock and cash transaction that should close in mid-2021. We initiated two new positions in the Small Company Fund during the period: Omnicell and Vapotherm. Omnicell, a company we’ve previously owned, has built an end-to-end solution for pharmaceutical management in health systems and pharmacies. The company’s upgrade cycle for its original product offering, a pharmaceutical dispensing cabinet on hospital floors, is only ~30% complete and the company has exclusive deals with over 140 of the nation’s largest health systems for their end-to-end solutions. Vapotherm is an innovative medical device manufacturer that delivers non-invasive ventilatory support for patients in respiratory distress through its Hi-VNI technology. Vapotherm is benefiting from COVID-19 as the company’s therapy has experienced accelerated adoption by hospitals. We

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND & CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

believe the company’s opportunity to drive its technology’s usage further into the hospital post COVID-19 is substantial. We exited our position in Catalent in the fund as the stock was trading close to our Fair Value estimate and its market capitalization approached $17 billion at the time of our exit.

Health care also was a relatively strong sector for the Mid Cap Fund this period due to the fund’s relative outperformance within the equipment and supplies and pharmaceutical industries. We trimmed positions in Catalent and West Pharmaceutical Services during the period as the stock prices approached our estimates of Fair Value. Catalent and West have been beneficiaries of the pandemic through contracts to manufacture vaccines and therapeutics, in the case of Catalent, or through contracts to manufacture rubber stoppers and vials for many of those same vaccines and therapeutics, in the case of West. Align Technology was a relative outperformer during the period as the company saw a strong rebound in the demand for its Invisalign clear aligners in the third quarter as both teen and adult patients look to improve their smiles and dentists and orthodontists look to provide a treatment where patient office visits are less frequent than those required with wires and braces. As we exit the pandemic, the adoption of “digital dentistry” is expected to be a strong tailwind for Align’s business model. We added to our positions in DENTSPLY SIRONA, Bio-Rad Laboratories and Masimo during the period at attractive discounts to our estimates of Fair Value. All three companies reported solid 3Q20 results with DENTSPLY SIRONA standing out for its excellent cost control and margin expansion which gives us confidence in the 22% operating margin target for 2022.

We continue to strive to own health care companies that improve outcomes and/or lower costs amidst a backdrop where an aging worldwide population keeps utilization and demand for such products strong. While we do not expect to see policy changes that undermine our investable universe, we will remain open minded to the possibility. As a reminder, this fund’s health care equipment and supplies and life science tools holdings tend to sell their products across the globe unlike the sector factor excluded health care service companies, which garner a significant portion of their revenues from direct government reimbursement and tend to be U.S. focused.

Closing Thoughts

The equity market has so far concluded that recently approved vaccines, a second round of stimulus (and talk of a third), continued Federal Reserve accommodation, and the new administration will conquer COVID-19 and bring the U.S. economy roaring back. We hope so. No doubt there is a lot of pent up demand for visiting family, vacations, and socializing with friends and colleagues!

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND & CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We appreciate the nation has serious challenges to tackle with respect to saving Main Street from the COVID-19 pandemic, creating broader prosperity, improving race relations, mitigating climate change, and healing our union. Yet, like our view of the policy response to the Great Financial Crisis, we have become concerned again about the longer-term consequences of fiscal and monetary accommodation we have seen this past year. We imagine more targeted and thus more efficient policies to address the above problems can be found. While investors have trained central bankers with “taper tantrums” to watch their backs, we suspect some consumers also have started to depend on and perhaps train Congress for aid and forbearance. Do most folks realize the proposed $2,000 of additional stimulus included the $600 second round approved in December? Or will a brewing “voter tantrum” cause Congress to send $2,000 checks instead of $1,400 ones and establish a pattern? Not only do painful examples in history teach us that unlimited largesse is not sustainable, we also see a declining efficiency of debt’s ability to stimulate growth.

Demographics, high levels of debt, increased consumer savings, and disruption enabled by technology and/or uninhibited entrepreneurs will continue to pressure nominal growth and employment. However, if the country’s need for jobs or income replacement persists and further stimulus is used, we expect at some point the Federal Reserve may need to implement interest rate control, to prevent interest expense from becoming too much of the U.S. Government’s budget. While it is hard to see either meaningful cost-push (our economy is more service-oriented than goods-producing) or widespread demand-pull inflationary pressures right now, any interest rate suppression in the face of higher inflation expectations might erode the relative value of the U.S. Dollar and could add fuel to long-term inflation expectations.

If meaningful long-term inflation expectations are rekindled, perhaps some highly leveraged companies will find it easier to deleverage and potentially reward those who invested for such an outcome. If the stimulus does create strong nominal growth rates that extend beyond a normal recovery, perhaps the cyclical side of the economy outperforms for a longer than usual period. Champlain, however, has only one investment process for domestic small and mid cap equities: own reasonably valued, highly reliable, and high return small and mid cap companies (especially those that solve real world problems or meet important needs) managed by sincere and capable people. Even in an inflationary environment, we would still expect Champlain favored businesses – companies with pricing power, consistent growth, low asset intensity and therefore low reinvestment requirements, and efficient capital allocation – to produce attractive relative returns over a full market cycle. Our investment decisions will continue to be driven by the goal to remain consistent in the execution of our

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND & CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

investment process, and we remain vigilant for opportunities to upgrade both fund’s holdings and improve the overall margin of safety.

To be sure, as investors, we are now plainly cautious. In addition to the above concerns about policy, corporations recently became net issuers of shares for the first time in years. The weight of the evidence around equity valuations, sentiment, and investor behavior also is not encouraging – neither is the modest weighted average discounts to Fair Value that we estimate for your two funds. Nonetheless, the common shares of relevant, high quality companies that trade at or below their intrinsic or Fair Value remain our favorite asset choice given our long-term perspective and a desire to protect wealth, particularly in real terms.

On behalf of all the partners and associates at CIP, we remain humbled by and grateful for the trust you have demonstrated through your investment in our Small Company and/or Mid Cap Funds.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss. A company may reduce or eliminate its dividend, causing losses to the fund.

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for the Champlain Emerging Markets Fund (CIPDX).

Performance for the periods ending December 31, 2020

					Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	Cumulative**	Annualized
CIPDX	36.60%	44.99%	14.29%	15.11%	57.62%	7.48%
MSCI Emerging Markets Index	31.14%	18.31%	6.17%	12.81%	36.46%	5.05%

†	Champlain Emerging Markets Fund inception date: 09/08/14
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

The Champlain Emerging Markets Fund appreciated by 36.60%, net of fees, during the 07.01.20 through 12.31.20 reporting period. The MSCI Emerging Markets index appreciated by 31.14% during the same period.

Outperformance in the six-month period was attributable to stock selection despite headwinds from country and sector allocations – a result consistent with an investment process that prioritizes the team’s ability to generate excess returns through stock selection and sees country and sector allocations as by-products of the process. Our financial sector positioning was a meaningful contributor as investors appear to be pricing in steeper yield curves, a return to growth, and better-than-feared asset quality. Strong stock selection in industrials, health care, consumer staples, and communication services also provided a tailwind, and was only partially offset by our information technology positioning, where relative performance was impacted by our underexposure to hardware, which tends to be more cyclical and commoditized.

The portfolio’s attributes continue to illustrate our strong preference for owning quality growth companies with durable business models that can generate high returns and do so with limited balance sheet leverage. We expect companies in the portfolio to grow faster than the benchmark and in a more capital-efficient manner. These attributes may not matter

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

for short-term investors, who often quickly readjust portfolios in an effort to manage near-term risks, but for disciplined investors like us – whose time horizon is measured in years, not quarters – these advantages compound over time and short-term volatility provides great opportunities to add weight to our favorite companies when discounts to Fair Value widen.

CONSUMER

Relative performance of the strategy’s consumer holdings was mixed in the period with discretionary a detractor and staples a smaller positive contributor. Discretionary underperformance was due to stock selection; collectively our Chinese e-commerce holdings JD.com (China) and Alibaba (China) were negligible contributors to performance, but the more notable impact came from large benchmark weights that we do not own, including Pinduoduo (China) and NIO (China). Since the cancellation of the Ant Group IPO, the Chinese government has taken a more aggressive posture toward Alibaba and other internet companies to ensure fair competition. While this creates short-term price volatility, we do not expect a meaningful change to the trajectory of e-commerce growth in China. Alibaba’s take rate was already facing headwinds from a more competitive landscape – including newcomer Pinduoduo’s group-buy e-commerce platform, a re-focused JD.com, and several other competitors – however its ecosystem is still powerful, and China’s profit pool is large enough to support several competitors. Toward the end of the period, we used price weakness in Alibaba to add weight to our position, taking us back to being overweight relative to the benchmark. Not owning NIO, a manufacturer of electric vehicles, also proved to be a notable headwind in the fourth quarter. Auto components and auto industry groups comprise 15% of the index’s discretionary weight and were up 50% collectively in the fourth quarter. Since we are reluctant to own auto and auto parts companies given their propensity for cyclicality and low margins, this headwind was to be expected, although the concentration of impact in a singular company is worthy of note. Although we have opted not to own Pinduoduo and NIO for the time being, the team continues to discuss the evolving market dynamics and remain flexible in our thinking should the value propositions of either company become more compelling as the landscape evolves.

During the period, we started a new position in Dada Nexus (China), a company that connects local retailers to consumers via its platform and then delivers products to shoppers within an hour by leveraging its crowdsourced rider network. The business model benefits retailers by expanding customer reach, increasing sales volumes, and improving margins by leveraging fixed costs. Brands benefit as they get real-time customer feedback and higher advertising ROI, and consumers benefit from the convenience of quick delivery and a wider

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

assortment of offered products. We like Dada’s value proposition and its network effect that is likely to result in improved unit economics and a higher future margin profile.

Within consumer staples, holdings Wuliangye Yibin (China) and Foshan Haitian Flavouring & Food (China) were meaningful relative contributors, as demand trends continued to normalize after COVID-19 impacts earlier in the year. Wuliangye is benefitting from premiumization and associated margin upside, and Foshan Haitian continued its consistent execution of market share gains and growth in new geographies and adjacent product categories. We trimmed both positions as shares traded close to our Fair Value estimate and also exited Vietnam Dairy (Vietnam) as share prices reached Fair Value. We added to Wal-Mart de Mexico (Mexico) on share price weakness as we believe management’s track record of execution, cost discipline, and digital initiatives position the company well to continue taking market share as consumption rebounds in Mexico. We also modestly trimmed Heineken (Netherlands) close to our Fair Value estimate, which was recently lowered to reflect headwinds in its on-premise business offset by its expanding distribution partnership with China Resources Beer.

INFORMATION TECHNOLOGY & COMMUNICATION SERVICES

Information technology lagged the benchmark and was the biggest detractor to the strategy’s relative performance in the period; this was offset by a positive contribution from communication services. In information technology, underperformance was primarily a result of not owning Samsung (South Korea), Xiaomi (China), and SK Hynix (South Korea) – all large weights in the benchmark. We expect our strategy to lag the index during periods when low quality and highly cyclical companies are favored due to our lower beta and preference for quality companies, which we define as businesses with strong returns on capital, stable or improving margins, and sustainable growth in free cash flows. While our process steers us away from cyclical and commoditized parts of the investment universe, we continue to look for opportunities to find durable technology companies that can grow sustainability over the long term. Long-held Taiwan Semiconductor (Taiwan) is a good example; its global dominance in manufacturing semiconductors, high margins, and cash-generative business model enable it to reinvest cash flows in leading-edge technology further expanding its moat around the business. Another example is Silergy (Taiwan), an asset-light semiconductor design company that is seeing ongoing market share gains in China’s power management integrated circuit (PMIC) market. We trimmed our Silergy position in the period near our Fair Value estimate but continue to be optimistic about the long-term opportunity.

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Communication services was a positive contributor to performance led by Kakao’s (South Korea) strong recent results as the company began monetizing its portfolio of subsidiaries with Kakao Games offering shares through an IPO that may provide a template for its other growth businesses including Kakao Bank, Kakao Payments, and Kakao Taxi. We trimmed our position as the shares traded near our Fair Value estimate. We added to NCSoft (South Korea) on price weakness and continue to believe the company’s mobile games pipeline offers long-term value due to domestic and international industry tailwinds as well as diversification of its games portfolio that de-risks the business model. We exited Network International (United Arab Emirates), a digital payment solution provider focused on the Middle East and Africa. The business was severely impacted by spending and travel restrictions related to COVID-19, but our investment thesis remained largely intact and we were initially comfortable holding the position given a wide discount to our Fair Value. However, this in the fourth quarter Network announced an acquisition of a peer in Africa that became increasingly questionable as more information was made available, especially considering the price paid and its dilutive impact on existing shareholders. Given our view that the business now has a substantially increased risk profile, we decided to exit the position, albeit at a loss. We also exited Safaricom, a Kenyan telecommunication company, and operator of the M-PESA cashless payments platform, as share prices approached our Fair Value estimate.

FINANCIALS & REAL ESTATE

After underperforming the broader market during the first three quarters of 2020, the more-cyclically-oriented financial sector began outperforming the broader index in the latter half of this period as signs of economic recovery emerged. Strong stock selection drove meaningful outperformance in the financial sector while the real estate sector contributed modestly, in large part due to our limited exposure. Our relative performance was driven by outperformance within banking and was led by Banco Inter (Brazil), Bajaj Finance (India), and TCS Group (Russia) – all of which we added to earlier in the year at wide discounts to Fair Value. Non-bank holding Bajaj Finance, an Indian consumer finance business, was a strong relative contributor after recovering from weakness earlier in the year – evidence that its business model is fundamentally resilient on cost control and asset quality containment. We trimmed Bajaj Finance as shares traded near our Fair Value estimates and added weight to positions with bigger discounts including B3 SA-Brasil, Bolsa, Balcão (Brazil), AIA Group (Hong Kong) and XP Inc. (Brazil).

During the period we started a position in Bandhan Bank (India), India’s largest microfinance business, and a company we also hold in our small cap strategy. Since obtaining a banking license in 2015, Bandhan has built a robust and granular retail-oriented deposit franchise to

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

replace its historically more expensive wholesale funding. It has also diversified its lending book by offering affordable housing financing and small business lending – services that are underpenetrated, especially in rural India. We like Bandhan’s durable business model and its attractive growth and profitability outlook and were able to start a position at a meaningful discount to our Fair Value estimate.

We also started a position in the real estate sector – a sector we have historically avoided given it is dominated by property developers who typically lack free cash flow, have levered balance sheets, and face the ongoing threat of price regulation. However, China’s real estate market is twice that of the U.S., is growing faster, and is largely unorganized – meaning residential real estate transactions are complicated by the lack of a standardized industry framework (like the Multiple Listing Service (MLS) in the U.S.) and agents are not exclusive, so a seller may have multiple agents working to sell the same property. KE Holdings (China) operates China’s largest offline and online brokerage services platform and leveraged its offline business and industry know-how to create an Agent Cooperation Network (ACN) to digitize and formalize transactions, all supported by a robust software and technology stack. With over 20% share of China’s brokerage services market, we believe KE Holdings possesses a unique network effect in the real estate sector that will likely facilitate further market share gains, and was compelling enough to overcome the reservations we typically associate with the sector given its asset-light model and potential to generate high returns on capital.

One of our key requirements in the financial sector is long-term relevance supported by technology. The unprecedented lockdowns of 2020 accelerated the decline of traditional branch banking and created a “forced trial period” for branchless banking, touchless payments, and mobile financial services in general. Several years (or perhaps more) of digital adoption was compressed into a few months, and many financial companies were caught entirely off guard. However, our portfolio companies were well-positioned for the challenge and we expect to see digitized banks consolidate market share in core banking and also serve as important nodes in fintech ecosystems supported by non-banks. Those same non-bank fintech challengers are also likely to disrupt the fee revenue lines of under-prepared legacy banking franchises. In keeping with our investment process and preferences for the financials sector, we believe the portfolio is well-positioned to benefit from this evolution.

HEALTH CARE

Strong stock selection in the strategy’s health care holdings contributed positively to performance during the period. Despite positive long-term outlooks for WuXi Biologics

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

(China) and WuXi AppTec (China), we took advantage of price strength to trim both positions and manage position sizes as stock prices approached our Fair Value estimates; and we used price weakness to modestly add to Venus Medtech (China) and Shenzhen Mindray Bio-Medical (China). We initiated a new position in AK Medical (China), a long-held investment in our small cap strategy. AK Medical is an innovative orthopedic implant company that has historically focused on hip and knee implants but has begun expanding into spine products more recently. AK Medical’s leading position is supported by its strong R&D capabilities, especially in 3D-printing technology. Many health care product categories are dominated by multinational companies given their history of product quality, availability, and reliability. As domestic Chinese companies mature and compete on product attributes and value propositions rather than just price, we are seeing market share shifts toward these domestic companies. We like long-term structural growth situations – meaning rapid end-market growth due to demographic tailwinds and increasing affordability combined with market share gains. Given our team also manages a small cap strategy we have the advantage of closely following the progress of small and mid-sized companies before selectively introducing them to this strategy when share price volatility presents an opportunity, as was the case with AK Medical.

INDUSTRIALS, MATERIALS, & ENERGY

Industrials and energy contributed positively during the six-month period, while the materials sector was a detractor. Within industrials, shares of Shenzhen Inovance Technology (China) continued to be strong as demand for products sold to China’s rapidly-growing electric vehicle (EV) sector has been above estimates. Enthusiasm across the EV sector globally, paired with shares trading near our Fair Value estimate, encouraged us to continue trimming our position. L&T Technology Services (India) also contributed positively as the company was awarded a very large, long-term plant engineering contract during the fourth quarter. Although we are optimistic about additional contract opportunities in the near term, as well as the merits of their asset-light and free-cash-flow-heavy business model, we trimmed our position near our Fair Value estimate to manage position size. Elsewhere, Voltronic Power Technology (Taiwan), a manufacturer of uninterruptible power supplies, had a sequentially weaker fourth quarter financial report caused by margin pressure, which we viewed as simply a return to a more normalized level of profitability; we took advantage of the widened discount to our Fair Value estimate that resulted and added to our position.

We initiated positions in two industrial companies this period: Hefei Meyer Optoelectronic Technology (China) and Airtac (Taiwan). Hefei Meyer Optoelectronic produces high value-add imaging equipment, primarily in the food and health care sectors. Newer product

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

categories, such as intraoral scanners, are targeting growth markets like dentistry and orthodontics, and Hefei Meyer’s pipeline of new product launches geared toward orthopedics and head and neck surgery should support growth and further margin improvement. We like the long-term opportunity, especially for a health care-like industrial company that has high market share, is R&D focused, and is less economically sensitive. Airtac manufacturers components used in industrial automation, including pneumatics and linear motion products, and illustrates our preference for components (downstream) over integrators (upstream) in market segments that were previously dominated by multinational companies. In addition, as the business has scaled over the last few years, free cash flow has improved meaningfully despite the company continuing to invest in new products to secure future growth.

In materials, Asian Paints (India) continued its positive contribution to performance as demand trends are rapidly recovering following India’s lockdown period and general optimism in India’s post-pandemic outlook. Share prices are now reflecting a more optimistic scenario that we believe reflects a normalizing demand environment. Recent addition SKSHU Paint (China), China’s second-largest domestic paint business, was a slight detractor due to a decrease in prices by its largest multinational competitor. After adjusting our Fair Value estimate to reflect lower average sale prices, we concluded that sufficient upside to our new Fair Value remained and warranted adding to our position.

Reliance Industries (India) continues to be our lone holding in energy, and was a large contributor to quarterly outperformance. Following over $20 billion USD in investments to the telecom/retail/e-commerce businesses that we find most compelling by Facebook, Google, sovereign wealth funds, and notable private equity groups over the last six months, Reliance’s path to debt reduction materialized and one positive catalyst was achieved. We trimmed the position early in the six-month period as shares traded close to our Fair Value estimate with the anticipation that the ensuing market lull might create a discount and give us the opportunity to redeploy capital in the company at lower prices, and that bore out – we used subsequent weakness in shares to add weight back toward the end of the year to Reliance at an attractive discount to our Fair Value estimate.

CLOSING THOUGHTS

Ongoing accommodative fiscal and monetary policies and the distribution of several promising COVID-19 vaccines appear to be restarting global economic activity, and it is being led by Asia, which was impacted earlier and less severely than most of the world. To be sure, the amount of stimulus has been staggering – global debt increased by approximately $25 trillion (50% of global GDP in 2020) – with a disproportionate amount

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

coming from the advanced economies. Risk assets were the primary beneficiary, especially those with longer duration cash flows, as lower discount rates inflate the value of future cash flows. Global interest rates hovering toward the lower bound also dampened exchange rate volatility, which was surprising considering how currencies tend to behave in times of economic distress. Central bank actions, such as reinstituting the Fed’s swap lines, can be partially thanked for limiting large currency mismatches, which also benefitted risk assets.

Forecasting the path of interest rates and inflation is outside our realm of competence, but as bottom-up stock pickers we need to be mindful how a resurgence of inflation and higher interest rates may impact our assumptions of growth, profitability, and the discount rate at which we value future cash flows. As economies restart globally at different speeds, we would not be surprised to see the emergence of inflation, especially when one considers the demographic headwinds in China and the trend toward re-globalization that may result in higher costs. Central bankers may be caught offsides and need to take an independent view on domestic monetary policy, which would likely bring back long-term interest rate differentials and reintroduce volatility into the exchange rate markets. We can, however, also envision a scenario in which the digital and knowledge-based economy continues to gain market share, and its natural deflationary pulse offsets wage or price inflation, so perhaps low nominal growth is here to stay.

Fortunately, our investment process focuses on building a portfolio of quality growth companies run by sincere and capable management teams regardless of the macroeconomic backdrop. From time to time our process will be out of favor, especially when our process exclusions – state-owned enterprises and highly cyclical companies – outperform during shorter time periods as they did during the latter half of this six-month period. Over longer time horizons, however, our process is designed to take advantage of the reshaped investment opportunity set in emerging markets. More than half of the benchmark constituents have been added to the index in the last three years, creating new investment opportunities particularly in sectors our process favors – namely those with durable and capital-efficient businesses than can grow regardless of macroeconomic influences. Owning these companies has been a hallmark of Champlain’s investment process in all of its strategies and we remain resolute that owning a portfolio of these high-quality companies that trade below Fair Value is the surest path to wealth creation over longer time horizons.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

On behalf of all the partners and associates at CIP, we remain humbled by and grateful for the trust you have demonstrated through your investment in our Emerging Markets Fund.

Sincerely,

Russell E. Hoss, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Foreign investments present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small-cap stocks also are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The fund is non-diversified.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

Beta measures the broad market’s overall volatility or risk.

MSCI Emerging Markets Index The MSCI Emerging Markets Index measures the performance of mid and large cap companies across 26 countries classified as emerging markets. The index includes approximately 1,150 constituents and covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000 Index The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Index The Russell Midcap Index measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index representing approximately 31% of the total market capitalization of that index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2020
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on November 30, 2004.
†	The Fund’s Institutional Shares commenced operations on August 31, 2016.
^	The graph is based on only Advisor Shares; performance for Institutional Shares would differ due to differences in fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 21.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2020
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†	The Fund’s Institutional Shares commenced operations on January 3, 2011.
^	The graph is based on only Advisor Shares; performance for Institutional Shares would differ due to differences in fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 21.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
DECEMBER 31, 2020
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on September 8, 2014.
†	The Fund’s Institutional Shares commenced operations on December 16, 2019.
^	The graph is based on only Advisor Shares; performance for Institutional Shares would differ due to differences in fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 21.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2020
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Q2 Holdings	3.06%
Pure Storage, Cl A	3.03%
John Bean Technologies	2.70%
CONMED	2.66%
Integra LifeSciences Holdings	2.56%
Lancaster Colony	2.50%
Simply Good Foods	2.42%
Avanos Medical	2.24%
Tenable Holdings	2.23%
Hostess Brands, Cl A	2.18%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2020
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Workday, Cl A	3.18%
AMETEK	3.02%
Fortive	3.02%
Ulta Beauty	2.66%
Arthur J Gallagher	2.58%
Everest Re Group	2.53%
Advance Auto Parts	2.28%
Edwards Lifesciences	2.20%
Tractor Supply	2.20%
DENTSPLY SIRONA	2.16%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
DECEMBER 31, 2020
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Taiwan Semiconductor Manufacturing	6.30%
Alibaba Group Holding	6.10%
Tencent Holdings	5.73%
Reliance Industries	4.49%
Wuxi Biologics Cayman	3.42%
HDFC Bank	3.02%
JD.com, Cl A	2.76%
MercadoLibre	2.70%
Kakao	2.29%
AIA Group	2.15%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
DECEMBER 31, 2020
(Unaudited)

COUNTRY ALLOCATION **

China	36.11%
India	17.49%
Taiwan	10.12%
United States	7.11%
South Korea	5.71%
Brazil	4.71%
Hong Kong	4.17%
Argentina	2.70%
Hungary	1.88%
Indonesia	1.74%
United Kingdom	1.66%
Mexico	1.65%
Russia	1.59%
Peru	1.29%
Netherlands	1.13%
South Africa	0.94%

**Percentages are based on total investments.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2020

SCHEDULE OF INVESTMENTS

COMMON STOCK — 92.1%
	Shares	Value
COMMUNICATION SERVICES — 1.5%
John Wiley & Sons, Cl A	1,040,000	$47,486,400

CONSUMER DISCRETIONARY — 4.5%
National Vision Holdings *	770,000	34,873,300

Sally Beauty Holdings *	2,210,000	28,818,400

Shake Shack, Cl A *	165,000	13,988,700

Wingstop	125,000	16,568,750

Wolverine World Wide	1,555,000	48,593,750

		142,842,900

CONSUMER STAPLES — 13.6%
B&G Foods	919,910	25,509,105

elf Beauty *	1,640,000	41,311,600

Freshpet *	62,185	8,829,648

Hostess Brands, Cl A *	4,710,000	68,954,400

J&J Snack Foods	255,000	39,619,350

Lancaster Colony	430,000	79,003,900

MGP Ingredients	635,000	29,883,100

Simply Good Foods *	2,435,000	76,361,600

TreeHouse Foods *	980,000	41,640,200

Utz Brands	750,000	16,545,000

		427,657,903

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2020

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 11.8%
Argo Group International Holdings	889,290	$38,861,973

Bryn Mawr Bank	440,000	13,461,800

Community Bank System	460,000	28,662,600

CVB Financial	1,150,000	22,425,000

German American Bancorp	550,000	18,199,500

Independent Bank	560,000	40,902,400

James River Group Holdings	580,000	28,507,000

Palomar Holdings *	305,000	27,096,200

Prosperity Bancshares	525,000	36,414,000

Selective Insurance Group	655,000	43,871,900

Stock Yards Bancorp	355,000	14,370,400

UMB Financial	645,000	44,498,550

Washington Trust Bancorp	325,000	14,560,000

		371,831,323

HEALTH CARE — 21.2%
AtriCure *	940,000	52,329,800

Avanos Medical *	1,540,000	70,655,200

Cantel Medical	870,000	68,608,200

Cardiovascular Systems *	1,350,000	59,076,000

CONMED	750,000	84,000,000

Envista Holdings *	350,000	11,805,500

Globus Medical, Cl A *	480,000	31,305,600

Inspire Medical Systems *	255,000	47,962,950

Integra LifeSciences Holdings *	1,246,715	80,936,738

Masimo *	75,000	20,128,500

Omnicell *	240,000	28,804,800

Penumbra *	205,000	35,875,000

Prestige Consumer Healthcare *	1,110,000	38,705,700

Tactile Systems Technology *	615,000	27,638,100

Vapotherm *	325,000	8,729,500

		666,561,588

INDUSTRIALS — 15.3%
Albany International, Cl A	130,000	9,544,600

Altra Industrial Motion	1,050,000	58,201,500

Barnes Group	1,225,000	62,095,250

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2020

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued

CSW Industrials	160,000	$17,905,600

Evoqua Water Technologies *	1,825,000	49,238,500

Generac Holdings *	105,000	23,878,050

John Bean Technologies	750,000	85,402,500

MSA Safety	425,000	63,490,750

RBC Bearings *	110,000	19,694,400

Ritchie Bros. Auctioneers	320,000	22,256,000

Standex International	285,000	22,093,200

TriMas *	1,490,000	47,188,300

		480,988,650

INFORMATION TECHNOLOGY — 20.5%
Blackbaud	340,000	19,570,400

BlackLine *	190,000	25,342,200

Envestnet *	305,000	25,098,450

Medallia *	2,050,000	68,101,000

New Relic *	1,015,000	66,381,000

Pluralsight, Cl A *	1,500,000	31,440,000

Pure Storage, Cl A *	4,235,000	95,753,350

Q2 Holdings *	765,000	96,795,450

SailPoint Technologies Holdings *	1,225,000	65,219,000

Tenable Holdings *	1,345,000	70,289,700

Workiva, Cl A *	315,000	28,860,300

Yext *	3,295,000	51,797,400

		644,648,250

MATERIALS — 3.7%
Chase	121,835	12,306,553

H.B. Fuller	270,000	14,007,600

Innospec	365,000	33,116,450

Sensient Technologies	790,000	58,278,300

		117,708,903

TOTAL COMMON STOCK (Cost $2,078,953,485)		2,899,725,917

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2020

CASH EQUIVALENTS** — 8.2%
	Shares	Value
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 0.010%	20,000,000	$20,000,000

Goldman Sachs Square Treasury Instruments Fund, Institutional Shares, 0.006%	238,910,349	238,910,349

TOTAL CASH EQUIVALENTS (Cost $258,910,349)		258,910,349

TOTAL INVESTMENTS — 100.3% (Cost $2,337,863,834)		$3,158,636,266

Percentages are based on Net Assets of $ 3,148,361,831.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of December 31, 2020.

Cl — Class

As of December 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the period ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2020

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.0%
	Shares	Value
CONSUMER DISCRETIONARY — 8.3%
Advance Auto Parts	830,000	$130,733,300
Planet Fitness, Cl A *	151,270	11,743,090
Terminix Global Holdings *	1,060,255	54,083,608

Tractor Supply	894,000	125,678,520

Ulta Beauty *	529,300	151,993,788

		474,232,306

CONSUMER STAPLES — 10.3%
Campbell Soup	1,168,560	56,499,876

Church & Dwight	484,000	42,219,320

Hershey	783,965	119,421,389

JM Smucker	1,059,000	122,420,400

Lamb Weston Holdings	1,466,260	115,453,312

Lancaster Colony	159,805	29,360,973

Molson Coors Beverage, Cl B	1,318,000	59,560,420

TreeHouse Foods *	1,048,615	44,555,651

		589,491,341

FINANCIALS — 12.4%
Arthur J Gallagher	1,193,425	147,638,607

Commerce Bancshares	1	49

Cullen/Frost Bankers	803,940	70,127,686

Everest Re Group	619,185	144,945,017

Northern Trust	923,780	86,040,869

Prosperity Bancshares	933,765	64,765,940

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2020

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued

SVB Financial Group *	214,715	$83,272,919

Tradeweb Markets, Cl A	1,722,725	107,584,176

		704,375,263

HEALTH CARE — 22.8%
Align Technology *	224,705	120,077,858

Bio-Rad Laboratories, Cl A *	114,850	66,950,659

Bio-Techne	383,915	121,912,208

Cantel Medical	963,730	75,999,748

Catalent *	744,020	77,430,162

Cooper	264,650	96,152,638

DENTSPLY SIRONA	2,356,890	123,406,760

Edwards Lifesciences *	1,378,180	125,731,361

Envista Holdings *	1,228,380	41,433,257

Integra LifeSciences Holdings *	1,743,210	113,169,193

Masimo *	324,570	87,108,097

Veeva Systems, Cl A *	349,540	95,162,265

Waters *	439,420	108,721,296

West Pharmaceutical Services	169,775	48,098,955

		1,301,354,457

INDUSTRIALS — 13.9%
AMETEK	1,428,115	172,716,228

Clarivate PLC *	3,700,115	109,930,417

Fortive	2,437,000	172,588,340

Generac Holdings *	254,665	57,913,368

IDEX	374,505	74,601,396

Nordson	248,960	50,028,512

Rockwell Automation	299,605	75,143,930

Toro	868,855	82,402,208

		795,324,399

INFORMATION TECHNOLOGY — 23.4%
Asana, Cl A *	1,623,000	47,959,650

Medallia *	3,585,620	119,114,296

New Relic *	918,785	60,088,539

Okta, Cl A *	305,000	77,549,300

Palo Alto Networks *	320,000	113,724,800

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2020

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — continued

Proofpoint *	549,275	$74,926,603

Pure Storage, Cl A *	4,728,760	106,917,264

Q2 Holdings *	314,585	39,804,440

ServiceNow *	145,000	79,812,350

Smartsheet, Cl A *	1,527,860	105,865,419

Splunk *	545,950	92,751,446

Synopsys *	249,670	64,724,451

Workday, Cl A *	759,000	181,863,990

Zendesk *	422,890	60,524,017

Zscaler *	539,290	107,701,606

		1,333,328,171

MATERIALS — 1.9%

AptarGroup	783,965	107,316,969

TOTAL COMMON STOCK (Cost $3,603,635,006)		5,305,422,906

CASH EQUIVALENTS** — 7.3%
Fidelity Investments — Money Market Treasury Only Portfolio, Cl I, 0.010%	20,000,000	20,000,000

Goldman Sachs Square Treasury Instruments Fund, Institutional Shares, 0.006%	396,874,912	396,874,912

TOTAL CASH EQUIVALENTS (Cost $416,874,912)		416,874,912

TOTAL INVESTMENTS — 100.3% (Cost $4,020,509,918)		$5,722,297,818

Percentages are based on Net Assets of $5,704,349,823.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of December 31, 2020.

Cl — Class
PLC — Public Limited Company

As of December 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the period ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
DECEMBER 31, 2020

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.2%
	Shares	Value
ARGENTINA — 2.7%
MercadoLibre *	135	$226,155

BRAZIL — 3.3%
Arco Platform, Cl A *	1,595	56,607

B3 — Brasil Bolsa Balcao	9,500	113,359

XP, Cl A *	2,700	107,109

		277,075

CHINA — 36.4%

AK Medical Holdings	33,105	57,467

Alibaba Group Holding *	17,040	511,166

Dada Nexus ADR *	1,285	46,903

Foshan Haitian Flavouring & Food, Cl A	2,720	83,408

Hefei Meyer Optoelectronic Technology, Cl A	14,325	96,993

JD.com, Cl A *	5,250	231,562

KE Holdings ADR *	1,540	94,772

Meituan, Cl B *	4,300	163,374

NetEase	5,375	102,317

Sangfor Technologies, Cl A	2,900	109,977

Shenzhen Inovance Technology, Cl A	6,000	85,599

Shenzhen Mindray Bio-Medical Electronics, Cl A	2,000	130,279

SKSHU Paint, Cl A	3,800	88,030

Tencent Holdings	6,600	480,071

Venus MedTech Hangzhou, Cl H *	9,210	93,895

Wuliangye Yibin, Cl A	2,900	129,418

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
DECEMBER 31, 2020

COMMON STOCK — continued
	Shares	Value
CHINA — continued

WuXi AppTec, Cl H	7,888	$154,426

Wuxi Biologics Cayman *	21,600	286,371

Yum China Holdings	1,430	81,639

		3,027,667

HONG KONG — 4.2%
AIA Group	14,700	180,104

Hong Kong Exchanges & Clearing	3,100	169,916

		350,020

HUNGARY — 1.9%
OTP Bank	3,485	157,325

INDIA — 17.6%
Asian Paints	4,330	163,825

Avenue Supermarts *	2,445	92,476

Bajaj Finance	1,735	125,736

Bandhan Bank *	21,815	120,096

HDFC Bank *	12,890	253,381

Kotak Mahindra Bank *	4,290	117,167

L&T Technology Services	3,105	99,421

Reliance Industries	13,850	376,315

Tata Consultancy Services	3,010	117,930

		1,466,347

INDONESIA — 1.8%
Bank Central Asia	60,600	146,265

MEXICO — 1.7%
Wal-Mart de Mexico	49,300	138,309

NETHERLANDS — 1.1%
Heineken	850	94,871

PERU — 1.3%
Credicorp	660	108,253

RUSSIA — 1.6%
TCS Group Holding PLC GDR	4,045	133,080

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
DECEMBER 31, 2020

COMMON STOCK — continued
	Shares	Value
SOUTH AFRICA — 0.9%

Clicks Group	4,590	$78,955

SOUTH KOREA — 5.7%
Kakao	535	192,093

Koh Young Technology *	985	95,381

LG Household & Health Care *	45	67,221

NCsoft *	145	124,413

		479,108

TAIWAN — 10.2%
Airtac International Group	3,000	96,092

Silergy	720	61,755

Taiwan Semiconductor Manufacturing	28,000	528,152

Voltronic Power Technology	4,065	162,033

		848,032

UNITED KINGDOM — 1.7%
Unilever PLC ADR	2,300	138,828

UNITED STATES — 1.1%
EPAM Systems *	245	87,796

TOTAL COMMON STOCK (Cost $4,593,168)		7,758,086

PREFERRED STOCK — 1.4%

BRAZIL — 1.4%
Banco Inter †	18,540	117,432

TOTAL PREFERRED STOCK (Cost $50,634)		117,432

CASH EQUIVALENT** — 6.1%
Goldman Sachs Square Treasury Instruments Fund, Institutional Shares, 0.006%	508,135	508,135

TOTAL CASH EQUIVALENT (Cost $508,135)		508,135

TOTAL INVESTMENTS — 100.7% (Cost $5,151,937)		$8,383,653

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
DECEMBER 31, 2020

Percentages are based on Net Assets of $8,327,305.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of December 31, 2020.
† There is currently no rate available.

ADR — American Depositary Receipt
Cl — Class
GDR — Global Depositary Receipt
PLC — Public Limited Company

The following is a list of the inputs used as of December 31, 2020, in valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$226,155	$—	$—	$226,155
Brazil	277,075	—	—	277,075
China	3,027,667	—	—	3,027,667
Hong Kong	350,020	—	—	350,020
Hungary	—	157,325	—	157,325
India	1,466,347	—	—	1,466,347
Indonesia	—	146,265	—	146,265
Mexico	138,309	—	—	138,309
Netherlands	94,871	—	—	94,871
Peru	108,253	—	—	108,253
Russia	133,080	—	—	133,080
South Africa	78,955	—	—	78,955
South Korea	—	479,108	—	479,108
Taiwan	848,032	—	—	848,032
United Kingdom	138,828	—	—	138,828
United States	87,796	—	—	87,796

Total Common Stock	6,975,388	782,698	—	7,758,086
Preferred Stock Brazil	117,432	—	—	117,432
Cash Equivalent	508,135	—	—	508,135

Total Investments in Securities	$7,600,955	$782,698$	$—	$8,383,653

During the period ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $2,337,863,834, $4,020,509,918 and $5,151,937, respectively)	$3,158,636,266	$5,722,297,818	$8,383,653
Foreign Currency, at value (Cost $—, $— and $1,232, respectively)	—	—	1,240
Cash	174,000	—	—
Receivable for Capital Shares Sold	4,824,283	21,774,471	21,000
Receivable for Dividends	2,661,995	1,890,943	3,307
Receivable for Investment Securities Sold	1,802,418	11,294,204	—
Receivable from Advisor	—	—	6,050
Prepaid Expenses	53,151	72,568	23,418

Total Assets	3,168,152,113	5,757,330,004	8,438,668

Liabilities:
Payable for Capital Shares Redeemed	10,339,468	8,349,463	—
Payable for Investment Securities Purchased	6,259,879	40,227,030	24,078
Payable due to Investment Adviser	2,082,807	3,319,731	—
Payable due to Transfer Agent	685,282	516,944	9,896
Payable due to Administrator	159,548	291,739	415
Payable due to Distributor — Advisor Shares	151,254	81,928	2,617
Payable due to Trustees	4,176	7,903	11
Chief Compliance Officer Fees Payable	1,058	2,003	3
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	69,390
Other Accrued Expenses	106,810	183,440	4,953

Total Liabilities	19,790,282	52,980,181	111,363

Net Assets	$3,148,361,831	$5,704,349,823	$8,327,305

NET ASSETS CONSIST OF:
Paid-in Capital	$2,311,446,317	$3,898,528,599	$5,205,015
Total Distributable Earnings	836,915,514	1,805,821,224	3,122,290

Net Assets	$3,148,361,831	$5,704,349,823	$8,327,305

ADVISOR SHARES:
Net Assets	$460,617,127	$307,620,645	$5,883,946
Shares Issued and Outstanding (unlimited authorization — no par value)	20,088,687	12,426,353	383,510
Net Asset Value, Offering and Redemption Price Per Share	$22.93	$24.76	$15.34

INSTITUTIONAL SHARES:
Net Assets	$2,687,744,704	$5,396,729,178	$2,443,359
Shares Issued and Outstanding (unlimited authorization — no par value)	115,584,257	212,243,051	159,177
Net Asset Value, Offering and Redemption Price Per Share	$23.25	$25.43	$15.35

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR OR PERIOD ENDED
DECEMBER 31, 2020 AND JULY 31, 2020

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund

	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Investment Income
Dividends	$9,696,300	$16,828,120
Less: Foreign Taxes Withheld	(40,975)	(121,500)

Total Investment Income	9,655,325	16,706,620

Expenses
Investment Advisory Fees	8,579,868	15,809,682
Administration Fees	658,426	1,218,254
Distribution Fees — Advisor Shares	426,776	1,024,888
Trustees’ Fees	8,123	22,914
Chief Compliance Officer Fees	1,787	5,297
Transfer Agent Fees	1,363,966	2,346,650
Printing Fees	54,976	116,777
Custodian Fees	43,862	79,530
Registration Fees	38,242	113,814
Professional Fees	33,004	43,193
Insurance and Other Expenses	20,393	36,646

Total Expenses	11,229,423	20,817,645

Less: Fees Paid Indirectly (2)	(261)	(44,445)

Net Expenses	11,229,162	20,773,200

Net Investment Loss	(1,573,837)	(4,066,580)

Net Realized Gain on Investments	121,414,777	157,597,883

Net Realized Gain	121,414,777	157,597,883

Net Change in Unrealized Appreciation (Depreciation) on Investments	544,928,511	(109,474,397)

Net Change in Unrealized Appreciation (Depreciation)	544,928,511	(109,474,397)

Net Realized and Unrealized Gain on Investments	666,343,288	48,123,486

Net Increase in Net Assets Resulting from Operations	$664,769,451	$44,056,906

(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR OR PERIOD ENDED
DECEMBER 31, 2020 AND JULY 31, 2020

STATEMENTS OF OPERATIONS

	Champlain Mid Cap Fund

	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Investment Income
Dividends	$15,406,876	$32,390,245

Total Investment Income	15,406,876	32,390,245

Expenses
Investment Advisory Fees	14,777,679	26,508,542
Administration Fees	1,302,955	2,349,502
Distribution Fees — Advisor Shares	291,454	847,729
Trustees’ Fees	16,240	24,815
Chief Compliance Officer Fees	2,881	5,756
Transfer Agent Fees	1,079,954	2,614,376
Printing Fees	117,849	220,012
Custodian Fees	85,901	154,128
Professional Fees	63,779	88,207
Registration Fees	54,204	248,124
Insurance and Other Expenses	40,188	62,240

Total Expenses	17,833,084	33,123,431

Less: Fees Paid Indirectly (2)	(511)	(29,727)

Net Expenses	17,832,573	33,093,704

Net Investment Loss	(2,425,697)	(703,459)

Net Realized Gain on Investments	265,185,725 (3)	163,143,519

Net Realized Gain	265,185,725	163,143,519

Net Change in Unrealized Appreciation (Depreciation) on Investments	686,401,629	308,625,517

Net Change in Unrealized Appreciation (Depreciation)	686,401,629	308,625,517

Net Realized and Unrealized Gain on Investments	951,587,354	471,769,036

Net Increase in Net Assets Resulting from Operations	$949,161,657	$471,065,577

(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	See Note 4 in the Notes to Financial Statements.
(3)	Includes realized gain as a result of an in-kind redemptions (see Note 13 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR OR PERIOD ENDED
DECEMBER 31, 2020 AND JULY 31, 2020

STATEMENTS OF OPERATIONS

	Champlain Emerging Markets Fund

	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Investment Income
Dividends	$25,579	$58,493
Less: Foreign Taxes Withheld	(9,373)	(5,090)

Total Investment Income	16,206	53,403

Expenses
Investment Advisory Fees	26,190	41,304
Distribution Fees — Advisor Shares	5,636	11,102
Administration Fees	1,809	2,786
Chief Compliance Officer Fees	598	1,053
Trustees’ Fees	23	37
Transfer Agent Fees	24,564	48,786
Registration Fees	15,658	32,723
Custodian Fees	3,373	14,453
Printing Fees	217	1,327
Professional Fees	—	103
Insurance and Other Expenses	7,356	15,232

Total Expenses	85,424	168,906

Less: Advisory Fees Waived	(26,190)	(41,304)
Less: Reimbursement from Advisor	(22,957)	(67,110)
Less: Fees Paid Indirectly(2)	(9)	(78)

Net Expenses	36,268	60,414

Net Investment Loss	(20,062)	(7,011)

Net Realized Gain on Investments	320,008	44,968
Net Realized Foreign Capital Gains Tax on Appreciated Securities	(1,880)	(2,290)
Net Realized Loss on Foreign Currency Transactions	(2,819)	(4,558)

Net Realized Gain	315,309	38,120

Net Change in Unrealized Appreciation (Depreciation) on Investments	1,194,365	1,289,995
Net Change in Depreciation on Translation of Assets and Liabilities Denominated in Foreign Currencies	(132)	(2,531)
Net Change in Foreign Capital Gains Tax on Appreciated Securities	(38,441)	(20,558)

Net Change in Unrealized Appreciation (Depreciation)	1,155,792	1,266,906

Net Realized and Unrealized Gain on Investments	1,471,101	1,305,026

Net Increase in Net Assets Resulting from Operations	$1,451,039	$1,298,015

Amounts designated as “—” are $0.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Emerging Markets Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations:
Net Investment Loss	$(1,573,837)	$(4,066,580)	$(2,304,263)
Net Realized Gain on Investments	121,414,777	157,597,883	157,982,737
Net Change in Unrealized Appreciation (Depreciation) on Investments	544,928,511	(109,474,397)	(134,232,098)

Net Increase in Net Assets Resulting from Operations	664,769,451	44,056,906	21,446,376

Distributions:
Advisor Shares	(27,016,260)	(33,383,285)	(63,621,049)
Institutional Shares	(152,123,014)	(120,340,479)	(110,980,612)

Total Distributions	(179,139,274)	(153,723,764)	(174,601,661)

Capital Share Transactions:(2)
Advisor Shares:
Issued	16,101,753	44,551,159	164,715,860
Reinvestment of Distributions	26,633,132	32,980,012	61,251,905
Redeemed	(34,932,419)	(203,702,511)	(273,490,198)

Increase (Decrease) from Advisor Shares Capital Share Transactions	7,802,466	(126,171,340)	(47,522,433)

Institutional Shares:
Issued	539,229,576	663,258,793	571,728,120
Reinvestment of Distributions	150,535,556	118,488,694	107,042,134
Redeemed	(167,968,067)	(372,215,533)	(333,434,610)

Increase from Institutional Shares Capital Share Transactions	521,797,065	409,531,954	345,335,644

Net Increase in Net Assets from Capital Share Transactions	529,599,531	283,360,614	297,813,211

Total Increase in Net Assets	1,015,229,708	173,693,756	144,657,926

Net Assets:
Beginning of Period/Year	2,133,132,123	1,959,438,367	1,814,780,441

End of Period/Year	$3,148,361,831	$2,133,132,123	$1,959,438,367

(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations:
Net Investment Income (Loss)	$(2,425,697)	$(703,459)	$783,780
Net Realized Gain on Investments	265,185,725 (3)	163,143,519	118,879,097
Net Change in Unrealized Appreciation on Investments	686,401,629	308,625,517	296,009,081

Net Increase in Net Assets Resulting from Operations	949,161,657	471,065,577	415,671,958

Distributions:
Advisor Shares	(13,602,924)	(12,163,282)	(45,428,827)
Institutional Shares	(232,896,294)	(135,086,437)	(113,591,170)

Total Distributions	(246,499,218)	(147,249,719)	(159,019,997)

Capital Share Transactions:(2)
Advisor Shares:
Issued	14,637,600	53,396,484	440,916,534
Reinvestment of Distributions	13,256,969	11,823,466	43,515,970
Redeemed	(25,618,268)	(658,901,525)	(344,464,756)

Increase (Decrease) from Advisor Shares Capital Share Transactions	2,276,301	(593,681,575)	139,967,748

Institutional Shares:
Issued	709,553,989	1,930,634,787	1,141,182,285
Reinvestment of Distributions	184,317,053	111,402,775	88,209,042
Redeemed	(431,959,568)	(851,410,299)	(488,784,327)

Increase from Institutional Shares Capital Share Transactions	461,911,474	1,190,627,263	740,607,000

Net Increase in Net Assets from Capital Share Transactions	464,187,775	596,945,688	880,574,748

Total Increase in Net Assets	1,166,850,214	920,761,546	1,137,226,709

Net Assets:
Beginning of Period/Year	4,537,499,609	3,616,738,063	2,479,511,354

End of Period/Year	$5,704,349,823	$4,537,499,609	$3,616,738,063

(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)	Includes realized gain as a result of an in-kind redemptions (see Note 13 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations:
Net Investment Loss	$(20,062)	$(7,011)	$(4,941)
Net Realized Gain on Investments, Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Transactions	315,309	38,120	11,432
Net Change in Unrealized Appreciation (Depreciation) on Investments, Translation of Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Gains Tax on Appreciated Securities	1,155,792	1,266,906	(131,021)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,451,039	1,298,015	(124,530)

Distributions:
Advisor Shares	—	(35,836)	—
Institutional Shares(3)	—	(104)	—

Total Distributions	—	(35,940)	—

Capital Share Transactions:(2)
Advisor Shares:
Issued	1,182,794	1,110,961	452,870
Reinvestment of Distributions	—	35,836	—
Redeemed	(2,215,368)	(511,864)	(314,742)

Increase (Decrease) from Advisor Shares Capital Share Transactions	(1,032,574)	634,933	138,128

Institutional Shares:(3)
Issued	2,128,652	10,000	—
Reinvestment of Distributions	—	104	—
Redeemed	(71,087)	—	—

Increase from Institutional Shares Capital Share Transactions	2,057,565	10,104	—

Net Increase in Net Assets from Capital Share Transactions	1,024,991	645,037	138,128

Total Increase in Net Assets	2,476,030	1,907,112	13,598

Net Assets:
Beginning of Period/Year	5,851,275	3,944,163	3,930,565

End of Period/Year	$8,327,305	$5,851,275	$3,944,163

(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Emerging Markets Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)	Institutional Shares commenced operations on December 16, 2019.
Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Advisor Shares

	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016
Net Asset Value, Beginning of Period/Year	$19.10	$20.36	$22.83	$20.89	$17.74	$17.08

Income (Loss) from Operations:
Net Investment Loss(2)	(0.03)	(0.07)	(0.06)	(0.12)	(0.04)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	5.26	0.37	(0.16)	4.01	3.73	1.14

Total from Operations	5.23	0.30	(0.22)	3.89	3.69	1.08

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—
Net Realized Gains	(1.40)	(1.56)	(2.25)	(1.95)	(0.54)	(0.42)

Total Dividends and Distributions	(1.40)	(1.56)	(2.25)	(1.95)	(0.54)	(0.42)

Net Asset Value, End of Period/Year	$22.93	$19.10	$20.36	$22.83	$20.89	$17.74

Total Return†	27.58%**	1.31%	1.31%	19.94%	20.92%††	6.68%††

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$460,617	$377,853	$542,733	$647,592	$693,776	$1,118,317
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.27%*	1.26%	1.24%(3)	1.30%(3)	1.31%	1.40%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.27%*	1.26%	1.23%	1.29%	1.33%	1.41%
Ratio of Net Investment Loss to Average Net Assets	(0.37)%*	(0.39)%	(0.28)%	(0.58)%	(0.23)%	(0.36)%
Portfolio Turnover Rate	16%**	30%	30%	35%	40%	27%

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
††	Total Return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Institutional Shares

	Period Ended December 31, 2020(2)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period/Year	$19.33	$20.54	$22.96	$20.95	$18.36

Income (Loss) from Operations:
Net Investment Income (Loss)(3)	(0.01)	(0.03)	(0.01)	(0.07)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	5.33	0.38	(0.16)	4.03	3.10

Total from Operations	5.32	0.35	(0.17)	3.96	3.13

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—
Net Realized Gains	(1.40)	(1.56)	(2.25)	(1.95)	(0.54)

Total Dividends and Distributions	(1.40)	(1.56)	(2.25)	(1.95)	(0.54)

Net Asset Value, End of Period/Year	$23.25	$19.33	$20.54	$22.96	$20.95

Total Return†	27.71%**	1.55%	1.54%	20.23%	17.17%††

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$2,687,745	$1,755,279	$1,416,705	$1,167,188	$710,522
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.02%*	1.02%	0.99%(4)	1.05%(4)	1.05%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.02%*	1.02%	0.98%	1.04%	1.06%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.11)%*	(0.16)%	(0.05)%	(0.32)%	0.18%*
Portfolio Turnover Rate	16%**	30%	30%	35%	40%‡

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
††	Total Return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Total return for the period indicated has not been annualized.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
‡	Portfolio return is for the period indicated and has not been annualized.
(1)	Institutional Shares commenced operations on August 31, 2016.
(2)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(3)	Per share amounts calculated using average shares method.
(4)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Advisor Shares

	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016
Net Asset Value, Beginning of Period/Year	$21.58	$20.17	$18.88	$16.65	$14.85	$14.89

Income (Loss) from Operations:
Net Investment Loss(2)	(0.03)	(0.03)	(0.03)	(0.05)	—	—
Net Realized and Unrealized Gain on Investments	4.35	2.26	2.43	3.13	2.44	1.06

Total from Operations	4.32	2.23	2.40	3.08	2.44	1.06

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—
Net Realized Gains	(1.14)	(0.82)	(1.11)	(0.85)	(0.64)	(1.10)

Total Dividends and Distributions	(1.14)	(0.82)	(1.11)	(0.85)	(0.64)	(1.10)

Net Asset Value, End of Period/Year	$24.76	$21.58	$20.17	$18.88	$16.65	$14.85

Total Return†	20.16%**	11.36%	14.15%	18.98%	16.85%	8.22%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$307,621	$266,939	$867,332	$667,021	$609,025	$614,998
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.09%*	1.11%	1.12%	1.15%	1.17%	1.28%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.09%*	1.11%	1.12%	1.15%	1.17%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.35)%*	(0.14)%	(0.16)%	(0.26)%	0.02%	0.03%
Portfolio Turnover Rate	16%**	36%	19%	33%	33%	40%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Institutional Shares

	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016
Net Asset Value, Beginning of Period/Year	$22.12	$20.60	$19.21	$16.92	$15.05	$15.07

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	(0.01)	—^	0.02	—	0.05	0.04
Net Realized and Unrealized Gain on Investments	4.46	2.35	2.48	3.17	2.47	1.06

Total from Operations	4.45	2.35	2.50	3.17	2.52	1.10

Dividends and Distributions from:
Net Investment Income	—	(0.01)	—	(0.03)	(0.01)	(0.02)
Net Realized Gains	(1.14)	(0.82)	(1.11)	(0.85)	(0.64)	(1.10)

Total Dividends and Distributions	(1.14)	(0.83)	(1.11)	(0.88)	(0.65)	(1.12)

Net Asset Value, End of Period/Year	$25.43	$22.12	$20.60	$19.21	$16.92	$15.05

Total Return†	20.25%**	11.70%	14.43%	19.20%	17.17%	8.45%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$5,396,729	$4,270,561	$2,749,406	$1,812,490	$939,922	$390,408
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.84%*	0.86%	0.87%	0.90%	0.93%	1.03%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.84%*	0.86%	0.87%	0.90%	0.93%	1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.10)%*	(0.01)%	0.10%	(0.02)%	0.33%	0.26%
Portfolio Turnover Rate	16%**	36%	19%	33%	33%	40%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^	Amount less than $0.005.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Advisor Shares

	Period Ended December 31, 2020(3)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Ten Month Period Ended July 31, 2016(1)(2)	Year Ended September 30, 2015(1)
Net Asset Value, Beginning of Period	$12.49	$9.79	$10.15	$9.50	$8.29	$7.36	$9.79

Income from Operations:
Net Investment Loss(4)	(0.04)	(0.02)	(0.01)	(0.02)	—	—	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.89	2.81	(0.35)	0.81	1.25	0.93	(2.35)

Total from Operations	2.85	2.79	(0.36)	0.79	1.25	0.93	(2.42)

Dividends and Distributions from:
Net Investment Income	—	(0.09)	—	(0.13)	(0.04)	—	(0.01)
Return of Capital	—	—	—	(0.01)	—	—	—

Total Dividends and Distributions	—	(0.09)	—	(0.14)	(0.04)	—	(0.01)

Net Asset Value, End of Period	$15.34	$12.49	$9.79	$10.15	$9.50	$8.29	$7.36

Total Return†	22.82%††	28.62%	(3.55)%	8.25%	15.16%	12.64%††	(24.75)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$5,884	$5,839	$3,944	$3,931	$4,287	$3,441	$2,443
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.30%*	1.36%	1.50%	1.50%	1.51%	1.63%*	1.85%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.00%*	3.80%	3.41%	3.43%	4.04%	6.86%*	14.00%
Ratio of Net Investment Loss to Average Net Assets	(0.70)%*	(0.16)%	(0.13)%	(0.20)%	(0.01)%	(0.07)%*	(0.79)%
Portfolio Turnover Rate	11%††	32%	33%	35%	37%	66%††	104%

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
*	Annualized.
(1)	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle II Fund Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
(2)	Effective November 16, 2015, the Fund changed its fiscal year end to July 31st.
(3)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Emerging Markets Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(4)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period

	Institutional Shares

	Period Ended December 31, 2020(2)	Period Ended July 31, 2020(1)
Net Asset Value, Beginning of Period	$12.48	$10.55

Income from Operations:
Net Investment Loss(3)	(0.04)	—^
Net Realized and Unrealized Gain on Investments	2.91	2.04

Total from Operations	2.87	2.04

Dividends and Distributions from:
Net Investment Income	—	(0.11)
Net Realized Gains	—	—

Total Dividends and Distributions	—	(0.11)

Net Asset Value, End of Period	$15.35	$12.48

Total Return†	23.00%††	19.52%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$2,443	$12
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.05%*	1.05%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	2.69%*	3.88%*
Ratio of Net Investment Loss to Average Net Assets	(0.64)%*	(0.01)%*
Portfolio Turnover Rate	11%††	32%††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
*	Annualized.
^	Amount less than $0.005.
(1)	Institutional Shares commenced operations on December 16, 2019.
(2)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Emerging Markets Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(3)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eighteen funds. The financial statements herein are those of the Champlain Small Company Fund (the “Small Company Fund”), Champlain Mid Cap Fund (the “Mid Cap Fund”) and Champlain Emerging Markets Fund (the “Emerging Markets Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company with the exception of the Emerging Markets Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, the Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion and the Emerging Markets Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Small Company Fund, Mid Cap Fund and the Emerging Markets Fund offer Institutional Shares, which commenced operations on August 31, 2016, January 3, 2011 and December 16, 2019, respectively. The Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Emerging Markets Fund on November 16, 2015. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Emerging Markets Fund’s financial highlights.

Effective November 16, 2015, the Emerging Markets Fund changed its fiscal year end to July 31.

Effective August 19, 2020, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund changed their fiscal year end to December 31.

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies that applies the accounting and reporting guidance issues in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2020, there were no securities valued in accordance with the Fair Value Procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset values. The closing prices of such securities may

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), the investment adviser of the Fund, becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor when the fair value trigger is met. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended December 31, 2020, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to,

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended December 31, 2020, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period ended December 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and change in unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

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DECEMBER 31, 2020

Redemption Fees — The Emerging Markets Fund imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed fewer than 30 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Emerging Markets Fund did not incur any fees at period end December 31, 2020.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended December 31, 2020, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund were charged $658,426, $1,302,955, and $1,809 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the period ended December 31, 2020, the Small Company Fund, Mid Cap Fund and the Emerging Markets Fund earned credits of $261, $511, and $9, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. MUFG Union Bank, N.A. acts as Custodian for the Emerging Markets Fund. The

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DECEMBER 31, 2020

Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million
Emerging Markets Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million*

*	Prior to November 27, 2019, the management fee for the Emerging Markets Fund was 1.00% on the first $250 million in assets and 0.85% on assets over $250 million.

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, Emerging Markets Fund – Advisor Shares and Emerging Markets Fund – Institutional Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95%, 1.30% and 1.05% of the Funds’ respective average daily net assets through November 30, 2021. Prior to November 27, 2019, the expense cap for the Emerging Markets Fund’s Advisor Shares was 1.50% and 1.25% (Institutional Shares commenced operations December 16, 2019). To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

At December 31, 2020, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until December 31:	Emerging Market Fund
12/31/17 – 12/31/18	2021	$72,690
12/31/18 – 12/31/19	2022	70,172
12/31/19 – 12/31/20	2023	129,866

		$272,728

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019
Advisor Shares
Issued	771,116	2,471,000	8,315,653
Reinvestment of Distributions	1,191,639	1,687,820	3,696,562
Redeemed	(1,658,333)	(11,030,681)	(13,718,852)

Net Advisor Shares Capital Share Transactions	304,422	(6,871,861)	(1,706,637)

Institutional Shares
Issued	25,991,456	36,938,000	28,748,215
Reinvestment of Distributions	6,640,298	5,999,428	6,413,545
Redeemed	(7,841,089)	(21,106,129)	(17,035,921)

Net Institutional Shares Capital Share Transactions	24,790,665	21,831,299	18,125,839

Net Increase in Shares Outstanding	25,095,087	14,959,438	16,419,202

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DECEMBER 31, 2020

Champlain Mid Cap Fund	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019
Advisor Shares
Issued	622,590	2,766,757	22,885,840
Reinvestment of Distributions	547,809	591,174	2,681,145
Redeemed	(1,112,570)	(33,995,619)	(17,896,214)

Net Advisor Shares Capital Share Transactions	57,829	(30,637,688)	7,670,771

Institutional Shares
Issued	29,964,185	98,071,976	59,328,042
Reinvestment of Distributions	7,417,185	5,442,160	5,326,633
Redeemed	(18,217,503)	(43,873,212)	(25,552,840)

Net Institutional Shares Capital Share Transactions	19,163,867	59,640,924	39,101,835

Net Increase in Shares Outstanding	19,221,696	29,003,236	46,772,606

Champlain Emerging Markets Fund	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019
Advisor Shares
Issued	85,492	112,056	49,611
Reinvestment of Distributions	—	3,368	—
Redeemed	(169,551)	(50,812)	(33,950)

Net Advisor Shares Capital Share Transactions	(84,059)	64,612	15,661

Institutional Shares(2)
Issued	163,036	948	—
Reinvestment of Distributions	—	10	—
Redeemed	(4,817)	—	—

Net Institutional Shares Capital Share Transactions	158,219	958	—

Net Increase in Shares Outstanding	74,160	65,570	15,661

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Institutional Shares commenced operations on December 16, 2019.

7. INVESTMENT TRANSACTIONS:

For the period ended December 31, 2020, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Small Company Fund	$577,643,368	$372,302,080
Mid Cap Fund	791,256,591	730,011,285
Emerging Markets Fund	1,294,153	734,625

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency translations, net investment losses, investments in PFICs, and distribution reclassification. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of December 31, 2020 is primarily related to utilization of earnings and profits on shareholder redemptions, tax treatment of gains/(losses) from securities redeemed in-kind and net operating losses:

	Increase (Decrease) Distributable Earnings (Loss)	Increase (Decrease) Paid in Capital
Small Company Fund	$(3,135,856)	$3,135,856
Mid Cap Fund	(7,406,931)	7,406,931
Emerging Markets Fund	38,403	(38,403)

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

The tax character of dividends and distributions declared during the period ended December 31, 2020, and fiscal years ended July 31, 2020 and July 31, 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Small Company Fund
2020(1)	$33,738,834	$145,400,440	$179,139,274
2020	6,326,850	147,396,914	153,723,764
2019	25,854,000	148,747,661	174,601,661

Mid Cap Fund
2020(1)	137,792,050	108,707,168	246,499,218
2020	30,237,620	117,012,099	147,249,719
2019	40,388,302	118,631,695	159,019,997

Emerging Markets Fund
2020(1)	—	—	—
2020	35,940	—	35,940
2019	—	—	—

(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund changed their fiscal year end to December 31 (see Note 1 in the Notes to Financials).

For tax purposes, short term gains are considered ordinary income.

As of December 31, 2020, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
Undistributed Ordinary Income	$10,428,070	$50,805,853	$—
Undistributed Long-Term Capital Gain	17,367,064	58,185,108	—
Capital loss carryforward	—	—	(22,834)
Unrealized Appreciation	809,120,376	1,696,830,265	3,145,121
Other Temporary Differences	4	(2)	3

Total Distributable Earnings	$836,915,514	$1,805,821,224	$3,122,290

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2020 through December 31, 2020, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. As of December 31, 2020, the Funds had no such deferrals.

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Emerging Markets Fund	$22,834	$—	$22,834

During the period ended December 31, 2020, Emerging Markets Fund utilized $308,209 in capital loss carryforwards to offset capital gains.

For Federal income tax purposes, the cost of securities owned at December 31, 2020 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2020 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Small Company Fund	$2,349,515,890	$854,152,645	$(45,032,269)	$809,120,376
Mid Cap Fund	4,025,467,553	1,749,738,762	(52,908,497)	1,696,830,265
Emerging Markets Fund	5,169,163	3,291,716	(77,206)	3,214,510

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Funds involves risk, and there is no guarantee that the Funds will achieve their investment goals. You could lose money on your investment in a Fund, just as you could with other investments. As described in each Fund’s Prospectus, the Funds are subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet it’s investment objective:

MARKET RISK (Each Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

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DECEMBER 31, 2020

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

ACTIVE MANAGEMENT RISK (Each Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK (Each Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK (Small Company Fund and Emerging Markets Fund) – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK (Mid Cap Fund and Emerging Markets Fund) – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

LARGE-CAPITALIZATION COMPANY RISK (Emerging Markets Fund) – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

FOREIGN COMPANY RISK (Emerging Markets Fund) – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS RISK (Emerging Markets Fund) – Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have fewer government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than do more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

As a consequence, issuers in emerging market countries may be susceptible to increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

companies. Changes in the price of oil have a direct and significant effect on the economies of Gulf countries such as Bahrain, Kuwait, Oman, Qatar, and the UAE, i.e., if the price of oil increases, these countries benefit, and if the price of oil declines, these countries would be adversely affected.

FOREIGN CURRENCY RISK (Emerging Markets Fund) – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

EXCHANGE-TRADED FUNDS RISK (Emerging Markets Fund) – ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges. To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such ETFs. As a shareholder of an ETF, the Fund relies on that ETF to achieve its investment objective. If the ETF fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in an ETF, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets.

Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises. Inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the inverse of the performance of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile.

NON-DIVERSIFIED FUND RISK (Emerging Markets Fund) – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to

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DECEMBER 31, 2020

a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK (Emerging Markets Fund) – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

10. OTHER:

At December 31, 2020, 87% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 80% of the total shares outstanding of the Small Company Fund Institutional Shares were held by five shareholders; 70% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by three shareholders, 56% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by four shareholders; 79% of the total shares outstanding of the Emerging Markets Fund Advisor Shares were held by two shareholders and 99% of the total shares outstanding of the Emerging Markets Fund Institutional Shares was held by one shareholder.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. LINE OF CREDIT:

The Small Company Fund and Mid Cap Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Small Company Fund participates in a $100 million uncommitted, senior secured line of credit and the Mid Cap Fund participates in a $185 million uncommitted, senior secured lines of credit which have expiration dates of February 11, 2021. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. During the period August 1, 2020 through the period ended December 31, 2020, there were no borrowings outstanding.

12. NEW ACCOUNTING PRONOUNCEMENT:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments

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are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The adoption of this guidance did not have a material impact on the financial statements.

13. IN-KIND TRANSFERS OF SECURITIES:

During the period ended December 31, 2020, an investor redeemed shares of beneficial interest from the Mid Cap Fund in exchange for securities. These securities were transferred at their fair value on the date of such transactions.

	Shares Redeemed	Value	Cash	Total Assets	Gain
12/11/2020	(71,115)	$(6,692,459)	$(599,924)	$(7,292,383)	$59,601

14. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of December 31, 2020.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund (collectively referred to as the “Funds”) (three of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting The Advisors’ Inner Circle Fund II) at December 31, 2020, the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund II	Statement of operations	Statements of changes in net assets	Financial highlights
Champlain Small Company Fund Champlain Mid Cap Fund	For the period ended December 31, 2020 and the year ended July 31, 2020	For the period ended December 31, 2020 and for each of the two years in the period ended July 31, 2020	For the period ended December 31, 2020 and for each of the five years in the period ended July 31, 2020
Champlain Emerging Markets Fund	For the period ended December 31, 2020 and the year ended July 31, 2020	For the period ended December 31, 2020 and for each of the two years in the period ended July 31, 2020	For the period ended December 31, 2020, for each of the four years in the period ended July 31, 2020 and the ten-month period ended July 31, 2016.

The financial highlights of Champlain Emerging Markets Fund, for the year ended September 30, 2015, was audited by other auditors whose report dated November 24, 2015, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Champlain Investment Partners, LLC investment companies since 2005.

Philadelphia, Pennsylvania

February 26, 2021

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED[1]	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
INTERESTED TRUSTEES [2,3]
ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. JEFFREY KLAUDER (Born: 1952)	Trustee (Since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund II.

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who may be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of December 31, 2020.

OTHER DIRECTORSHIPS

HELD IN THE PAST FIVE YEARS4

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED[1]	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES[2]
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
ROBERT MULHALL (Born: 1958)	Trustee (Since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund II.

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OTHER DIRECTORSHIPS HELD IN THE PAST FIVE YEARS[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

None.

3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
OFFICERS (continued)
JAMES BERNSTEIN (Born: 1962)	Vice President (Since 2017) Secretary (Since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

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OTHER DIRECTORSHIPS HELD BY OFFICER

None.
None.
None.
None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
OFFICERS (continued)
MATTHEW M. MAHER (Born: 1975)	Vice President (Since 2018) Secretary (Since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (Since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (Since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

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OTHER DIRECTORSHIPS HELD BY OFFICER

None.
None.
None.
None. None.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2020 to December 31, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Small Company Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,339.60	1.27%	$7.47
Institutional Shares	1,000.00	1,341.00	1.02	6.00
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,018.75	1.27%	$6.45
Institutional Shares	1,000.00	1,020.01	1.02	5.18
Mid Cap Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,268.60	1.09%	$6.22
Institutional Shares	1,000.00	1,270.30	0.84	4.79
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,019.66	1.09%	$5.53
Institutional Shares	1,000.00	1,020.91	0.84	4.27
Emerging Markets Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,366.00	1.30%	$7.73
Institutional Shares	1,000.00	1,368.10	1.05	6.31
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,018.60	1.30%	$6.60
Institutional Shares	1,000.00	1,019.81	1.05	5.38

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period shown).

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RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 19, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “August Meeting”). The August Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the August Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the August Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the August Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

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Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the August Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the August Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator

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comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’

84	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

85	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a December 31, 2020 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2020 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the period ended December 31, 2020, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividend (4)
Champlain Small Company Fund	80.84%	19.16%	100.00%	42.43%	46.38%	0.00%	100.00%
Champlain Mid Cap Fund	44.37%	55.63%	100.00%	28.68%	24.20%	0.00%	100.00%
Champlain Emerging Markets Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the period ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

86	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-1700

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to The Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2020			FYE July 31, 2020
		All fees and services to the Trust that were pre-approved	All fees and services to the Trust that were pre-approved	All fees and services to the Trust that were pre-approved	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$72,270	None	None	$95,600	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

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1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2020	FYE July 31, 2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for December 31, 2020 and July 31, 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by

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the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

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(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: March 10, 2021

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: March 10, 2021

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